Exhibit 1
                                   AGREEMENT


              In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D dated June 26, 1998 relating to the Common Stock, par value $0.20 per share, of NoFire Technologies, Inc., as the same may be amended from time to time hereafter, is being filed with the Securities and Exchange Commission on behalf of each of them.

Dated:  June 26, 1998

                                            NF PARTNERS, LLC

                                            By   /s/ Andrew H. Tisch
                                               Andrew H. Tisch, Manager


                                            JMC INVESTMENTS LLC


                                            By  /s/ John Capozzi
                                               John Capozzi, Manager


                                            RAVITCH RICE & COMPANY LLC


                                            By  /s/ Donald S. Rice
                                               Donald S. Rice, Managing Director


                                               /s/ Barry L. Bloom
                                                      Barry L. Bloom


                                               /s/ Robyn Samuels
                                                      Robyn Samuels


                                               /s/ Paul A. Downey
                                                      Paul A. Downey


                                               /s/ Robert N. Downey
                                                      Robert N. Downey


                                               /s/ Robert H. Savage
                                                      Robert H. Savage


                                               /s/ Thomas M. Steinberg
                                                      Thomas M. Steinberg


                                               /s/ Andrew H. Tisch
                                                      Andrew H. Tisch


                                               /s/ John Capozzi
                                                      John Capozzi